                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2001 (September 30, 2001)

                             XETA Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

         Oklahoma                    0-16231                    73-1130045
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(State or other jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)

1814 West Tacoma, Broken Arrow, Oklahoma                           74012
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: 918-664-8200
                                                    ----------------------------

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             (Former name or address, if changed since last report.)

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Item 5. Other Events and Regulation FD Disclosure

Jon A. Wiese, the Company's Chief Strategist, tendered his resignation as an Officer and Director of the Company effective September 30, 2001. Mr. Wiese joined the Company in 1999 as President to lead the Company's transformation into a premier nationwide communications integrator. He became Chief Strategist of the Company in June 2001. Mr. Wiese has formed his own consulting company to advise emerging technology firms.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       XETA Technologies, Inc.
                                       (Registrant)

Dated: October 10, 2001                By: /s/ Jack R. Ingram
                                           -------------------------------------
                                           Jack R. Ingram
                                           CEO and Chairman

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

  (1)             Underwriting Agreement - None.

  (2) Plan of acquisition, reorganization, arrangement, liquidation or succession - N/A.

  (4) Instruments defining rights of security holders, including indentures - previously filed as Exhibits 3.1, 3.2 and 3.3 to the registrant's Registration Statement on Form S-1,
                  Registration No. 33-7841.

  (16)            Letter on change in certifying accountant - N/A.

  (17)            Letter on director resignation - N/A.

  (20)            Other documents or statements to security holders - None.

  (23)            Consents of experts and counsel - N/A

  (24)            Power of attorney - None.

  (99)            Additional exhibits - None.


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